  Exhibit 99.3

January 8, 2018

Fusion NBS Acquisition Corp.
c/o Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, New York 10170
Attn: James P. Prenetta, Jr., Executive Vice President and General Counsel

Re:
Consent

Ladies and Gentlemen:

Reference is hereby made to that certain Fifth Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of November 14, 2016, as amended by that certain Consents and Amendments to Loan Documents, dated as of July 20, 2017 (as so amended, and as the same may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Securities Purchase Agreement”), by and among Fusion NBS Acquisition Corp., a Delaware corporation (“Borrower”), Fusion Telecommunications International, Inc., a Delaware corporation (“Fusion”), Network Billing Systems, L.L.C., a New Jersey limited liability company (“NBS”), Fusion BVX LLC, a Delaware limited liability company (“BVX”), Pingtone Communications, Inc., a Delaware corporation (“Pingtone”), Fidelity Telecom, LLC, an Ohio limited liability company (“FTL”), Fidelity Access Networks, Inc., an Ohio corporation (“FANI”), Fidelity Access Networks, LLC, an Ohio limited liability company (“FANL”), Fidelity Connect LLC, an Ohio limited liability company (“FCL”), Fidelity Voice Services, LLC, an Ohio limited liability company (“FVS”), Apptix, Inc., a Florida corporation (“Apptix”) and Fusion BCHI Acquisition LLC, a Delaware limited liability company (“BCHI”; each of Fusion, NBS, BVX, Pingtone, FTL, FANI, FANL, FCL, FVS, Apptix and BCHI are individually, a “Guarantor” and collectively, the “Guarantors”), Praesidian Capital Opportunity Fund III, LP, a Delaware limited partnership (“Fund III”), Praesidian Capital Opportunity Fund III-A, LP, a Delaware limited partnership (“Fund III-A”), United Insurance Company of America, an Illinois corporation (“United” and together with Fund III, Fund III-A and each of their respective successors and permitted assigns, each a “Lender”, and collectively, the “Lenders”), and Fund III as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such terms in the Securities Purchase Agreement.

Background

Borrower has informed the Agent that NBS wishes to acquire all or substantially all of the assets (the “Acquisition”) of IQMax, Inc., a Delaware corporation (“IQMax”), pursuant to the terms of an asset purchase agreement and associated documentation, dated on or about the date hereof, by and among NBS and IQMax.

Consent

Pursuant to the terms of Section 7.01(a) of the Securities Purchase Agreement, no Loan Party is permitted to acquire all or a substantial portion of the assets of any Person, other than as permitted pursuant to Section 7.01(a) of the Securities Purchase Agreement. As a result of the Acquisition, NBS shall acquire all or substantially all of the assets of IQMax. In connection with the Acquisition, Borrower has requested that the Agent and the Requisite Lenders consent to the Acquisition. Borrower represents, warrants, covenants and agrees to and with the Agent and Lenders that the consideration to be paid for the assets to be acquired from IQMax will not include the issue of any Indebtedness by any of the Loan Parties and is currently anticipated to consist solely of shares of common stock of Fusion, $0,01 par value per share, except to the extent of any Royalty Fee (as defined in the asset purchase agreement for the Acquisition). In reliance on the representations, warranties, covenants and agreements provided herein and made by Borrower to the Agent in connection with the request for such consent, the Agent and the Requisite Lenders hereby consent to the Acquisition.

General

Except for the consent expressly provided by this letter agreement, the terms and provisions of the Securities Purchase Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. The consent provided and agreed to herein is to be effective only upon receipt by the Agent of an executed counterpart of this letter agreement signed by Borrower and each Guarantor. By agreeing to this letter agreement as acknowledged below, Borrower hereby certifies and warrants to the Agent and the Requisite Lenders that each of its representations and warranties contained in the Loan Documents to which it is a party are true and correct in all material respects (other than any representations or warranties qualified pursuant to their terms by materiality qualifiers, which representations and warranties shall be true and correct in all respects as written) as of the effective date of this letter agreement, including that no Default or Event of Default exists, with the same effect as though made on such effective date (after giving effect to the consent contained in this letter agreement and except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date). The effectiveness of the consent provided herein is conditioned upon the correctness in all material respects of all representations and warranties made by Borrower herein. The consent contained herein shall not constitute a course of dealing between Borrower and the Agent and, except as expressly provided herein, shall not constitute a waiver, extension or forbearance of any Default or Event of Default, now or hereafter arising, or an amendment of any provision of the Securities Purchase Agreement or the other Loan Documents. Borrower agrees to pay to the Agent, on demand, in immediately available funds, all out-of-pocket costs and expenses incurred by the Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Agent, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Securities Purchase Agreement and may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart signature of this letter agreement by email transmission of a “pdf” or similar copy shall be equally effective as delivery of an original counterpart of this letter agreement. Any party delivering an executed counterpart signature page to this letter agreement by e-mail transmission shall also deliver an executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this letter agreement.

Reaffirmation

By its execution hereof, each Grantor hereby consents and agrees to the terms and provisions of this letter agreement and consents and agrees that each of the Security Documents remain in full force and effect and continue to be the legal, valid and binding obligation of each such Grantor, enforceable against each such Grantor in accordance with the terms thereof.

[Signatures follow on the next page.]

Please evidence your acknowledgment and agreement to the foregoing by executing this letter agreement in the place indicated below.

LENDERS:

PRAESIDIAN CAPITAL OPPORTUNITY

FUND III, LP

By: Praesidian Capital Opportunity GP III, LLC,
its General Partner

By: /s/ Jason D. Drattell
Name:  Jason D. Drattell
Title:    Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP

By: Praesidian Capital Opportunity GP III-A, LLC,
its General Partner

By:  /s/ Jason D. Drattell
Name:  Jason D. Drattell
Title:    Manager

AGENT:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

By: Praesidian Capital Opportunity GP III, LLC, its General Partner

By: /s/ Jason D. Drattell
Name:  Jason D. Drattell
Title:    Manager

[signature page – fusion nbs acquisition corp. consent]

Acknowledged and agreed to:

FUSION NBS ACQUISITION CORP.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, L.L.C.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: Executive Vice President

FUSION BVX LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

PINGTONE COMMUNICATIONS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, LLC

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
     Title: President and Chief Operating Officer

[signature page – fusion nbs acquisition corp. consent]

FIDELITY CONNECT LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY VOICE SERVICES, LLC

By: /s/ Gordon Hutchins, Jr.
     Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY TELECOM, LLC

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: President and Chief Operating Officer

APPTIX, INC.

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: President and Chief Operating Officer

FUSION BCHI ACQUISITION LLC

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: Manager

[signature page – fusion nbs acquisition corp. consent]